Exhibit 10.13

Apple Audience MDSA

[*****]

APPLE INC.

MASTER DEVELOPMENT AND SUPPLY AGREEMENT

THIS MASTER DEVELOPMENT AND SUPPLY AGREEMENT [*****] is entered into by and among Apple Inc., a California corporation having its principal place of business at 1 Infinite Loop, Cupertino, California 95014, United States and Apple [*****] (collectively, “Apple”), and Audience Inc., a California corporation, having its principal place of business at 1330 Villa Street, Mountain View, Ca 94041 (“Company”), effective as of August 6, 2008 (the “Effective Date”).

PURPOSE

Apple desires to engage Company and its affiliates to develop, supply, and support [*****]. This Master Development and Supply Agreement contains the general terms and conditions governing the relationship of the parties. The parties may sign statements of work that reference this Master Development and Supply Agreement to set forth terms and conditions specific to particular goods, deliverables and services. However, if the parties have not yet signed a statement of work for particular goods, deliverables or services to be provided, then, unless the provision of such goods and services is governed by a separate written agreement, the terms and conditions of this Master Development and Supply Agreement will apply.

AGREEMENT

Capitalized terms not defined herein, have the meanings set forth in Attachment 1, attached hereto and incorporated herein by reference.

1.	Development

1.1. Delivery. Supplier will deliver Development Deliverables to Authorized Purchasers in accordance with the Project Schedule with written notice of the delivery. Payment of invoices will not be deemed acceptance of Development Deliverables, but rather [*****]. Upon receipt of a Development Deliverable, the Authorized Purchaser will either accept the Development Deliverable, or in the event that, [*****], the Development Deliverable does not comply with the Specifications, including the Project Schedule, reject the Development Deliverable. If an Authorized Purchaser requests, Supplier will assist the Authorized Purchaser with testing the Development Deliverables without charge. Upon rejection of a Development Deliverable, Supplier will promptly correct any failure to comply with the Specifications and re-deliver the Development Deliverable to Authorized Purchasers as soon as is practicable, or such other time period agreed upon by the Authorized Purchaser in writing. [*****].

1.2. Re-scheduling. If Supplier is unable to provide the Development Deliverables or related services in accordance with the Project Schedule for any reason, including Apple’s or any Authorized Purchaser’s failure to provide timely delivery of required information or materials, Supplier will promptly notify Apple, specifying the reason for such failure to comply with the Project Schedule.

1.3. Cancellation. An Authorized Purchaser may cancel all or any part of a Development Deliverable or related services [*****]. Upon any such cancellation, Supplier will, to the extent and at [*****], stop all work on the Development Deliverable or related services (or designated portions thereof) so cancelled,

[*****]

Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[*****]

incur no further costs, and protect all property in which the Authorized Purchaser has [*****] an interest. Supplier will do so promptly without awaiting settlement or payment of any cancellation claims. The Authorized Purchaser will not be responsible for any costs in connection with a cancelled Development Deliverable or related services except for payment for the portion of the Development Deliverable delivered and services performed and accepted in accordance with this Section 1 prior to notice of the cancellation, including any work in progress completed prior to such acceptance.

1.4. Costs. An Authorized Purchaser will have no obligation to purchase or pay for any Development Deliverables or related services except as set forth in the applicable SOW or pursuant to a Purchase Order issued by that Authorized Purchaser. Subject to Section 1.3 above, an Authorized Purchaser may cancel [*****] related services issued by such Authorized Purchaser [*****].

1.5. No Obligation. Provision by Supplier of any Development Deliverables or related services does not obligate Apple or any other Authorized Purchaser to purchase any Goods from Supplier.

1.6. Taxes. The provision of the Development Deliverables and related services in their tangible form have no intrinsic value. As such, no value added, sales, or use taxes have been assessed or are anticipated to be required as a result of the services provided under this Agreement.

2.	Production and Order Fulfillment

2.1. Production. Supplier will manufacture, test, package, and deliver Goods in accordance with all applicable Specifications pursuant to [*****] and the requirements set forth, if any, in the applicable SOW, as more fully set forth below.

2.2. Forecasts

(a) Delivery. Apple will provide Supplier with a Forecast [*****].

(b) Confirmation. Within [*****] Business Days of receipt of a Forecast, Supplier will respond [*****] of the Goods available to meet the Forecast. Supplier agrees to [*****] Forecasts with respect to each week of the Forecast to the extent that: (i) the subsequent Forecast does not exceed the previous Forecast for the same week [*****]; or (ii) if no previous Forecast exists for a week, the subsequent Forecast does not exceed the last week forecasted in the prior Forecast [*****] the applicable SOW.

(c) Supply Constraint. If Supplier’s ability to supply any Goods in accordance with the then current Forecast is constrained for any reason, Supplier will: (i) fill Authorized Purchasers’ orders prior to fulfilling orders for other customers, (ii) immediately escalate the issue to Apple’s management for the purpose of resolving the supply constraint; and (iii) promptly provide [*****] reports to Apple showing the number of Goods available during the constrained period.

(d) Disclaimer. APPLE MAKES NO WARRANTIES REGARDING THE QUANTITY OF GOODS THAT IT OR ANY OTHER AUTHORIZED PURCHASERS WILL ORDER OR PURCHASE, IF ANY. SUBJECT TO SECTION 2.4(D) BELOW WITH RESPECT TO QUANTITIES CITED IN A PURCHASE ORDER, ALL QUANTITIES CITED IN THIS AGREEMENT OR IN DISCUSSIONS ARE NON-BINDING.

[*****]

Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[*****]

2.3. Hubs. If requested by Apple, Supplier will store Goods in Hubs before their delivery date to support [*****] the Goods required pursuant to the then current Forecast. Supplier will: (i) [*****] associated with warehousing Goods in Hubs; (ii) maintain a sufficient inventory of Goods in the Hubs to satisfy the requirements of the then current Forecast; (iii) ensure that the Authorized Purchaser or its carrier(s) may withdraw Goods from the Hubs as needed; (iv) fully insure or require the Hub operator to fully insure all Goods in transit to or stored at a Hub against all risk of loss or damage until such time as the Authorized Purchaser takes title to them; and (v) require that the Hub operator take all steps necessary to protect all Goods in a Hub consistent with good commercial warehousing practice.

2.4. Purchase Orders

(a) Orders. An Authorized Purchaser may purchase Goods by issuing Supplier a Purchase Order. During the period covered by a Forecast [*****] in accordance with Section 2.2(b) above, Supplier may only reject a Purchase Order for Goods issued by an Authorized Purchaser if the [*****] the then current Forecast [*****], if any, in the applicable SOW, or if the Purchase Order does not conform with the terms of this Agreement. Supplier will fulfill orders for Goods using the electronic order processing protocols identified in the document(s), if any, referenced in the Apple Requirements Document.

(b) Pricing [*****]. The price of Goods will be set forth in the applicable SOW or other written agreement among the parties, or if none, in the applicable Purchase Order. Except as set forth in the applicable Purchase Order or SOW or as otherwise agreed in writing, prices [*****] prior to delivery to an Authorized Purchaser in accordance with this Agreement. Supplier represents and warrants that, to the extent permitted by law, [*****]. [*****] Supplier will make [*****] available to Authorized Purchasers [*****].

(c) Adjustments. Authorized Purchasers may reschedule the shipment date of any undelivered Goods [*****]. An Authorized Purchaser may increase the number of units of Goods ordered pursuant to a particular Purchase Order [*****], if any, in the applicable SOW. An Authorized Purchaser may redirect shipments of any Goods under any Purchase Order to alternate locations [*****].

(d) Cancellation. An Authorized Purchaser may cancel all or any part of a Purchase Order issued by such Authorized Purchaser [*****]. Upon any such cancellation, Supplier will, to the extent and [*****], stop all work on the Purchase Order (or designated portions thereof) so cancelled, incur no further costs, and protect all property in which the Authorized Purchaser has or may acquire an interest. Supplier will do so promptly without awaiting settlement or payment of any cancellation claims. Except as provided in Section 2.4(e) below, an Authorized Purchaser will not be responsible for any costs in connection with the cancellation of a Purchase Order for Goods to be delivered during the Production Period. For Goods [*****], an Authorized Purchaser will not be responsible for any costs in connection with the cancellation of a Purchase Order if the cancelled Purchase Order is cancelled [*****]. If an Authorized Purchaser cancels a Purchase Order for Goods to be delivered [*****], the Authorized Purchaser will be responsible for the cost of the materials purchased by Supplier no earlier than required by applicable Lead-Times to fulfill the cancelled Purchase Order that Supplier cannot cancel, return for credit, divert to use as service units, sell or divert to another use.

(e) Excess Goods. Unless otherwise agreed in an SOW, upon invoice by Supplier [*****], Apple will pay Supplier for the cost of the Goods remaining in inventory (including Goods in Hubs) and

[*****]

Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[*****]

work-in-process [*****] to the extent that (A) such Goods have not been purchased by Authorized Purchasers; (B) production of such Goods was started in accordance with the relevant Forecast [*****] at applicable Lead-Times, and (C) such Goods cannot be canceled, diverted to another use, or sold to another party.

2.5. Delivery

(a) On-Time Delivery. [*****] the delivery of the Goods under this Agreement. If Supplier cannot meet the requirements of the then current Forecast or of the delivery date specified in a Purchase Order, Supplier will promptly notify the Authorized Purchaser and propose a revised delivery date, and the Authorized Purchaser may, at its option: (i) [*****] the Purchase Order [*****] to Supplier; or (ii) require Supplier to deliver the Goods using priority freight delivery with incremental freight charges [*****]. If neither the remedy in clause (i) or (ii) is sufficient, after reasonable efforts to resolve the delay in delivery between senior management of both parties, the parties agree that Authorized Purchaser may purchase [*****] of the Goods and [*****] by Authorized Purchasers [*****], if higher, including [*****] and may exercise all other remedies provided at law, in equity and in this Agreement, including the right of specific performance or replevin as set forth in Section 2.716 of the Uniform Commercial Code. No Authorized Purchaser is obligated to accept [*****]. Unless an Authorized Purchaser has otherwise agreed in writing, Supplier must deliver the exact quantity specified in the applicable Purchase Order. Authorized Purchasers reserve the right to reject any partial or incomplete delivery and to return excess quantities [*****].

(b) Acceptance. Payment of invoices will not be deemed acceptance of Goods, but rather [*****]. Goods that are not rejected [*****] shall be deemed accepted. The Authorized Purchaser may reject any Goods delivered (individual units or entire lots) that do not comply with the requirements of the applicable Purchase Order or this Agreement. [*****], Supplier will promptly: (i) refund the full amount paid for the rejected items plus any inspection, test and transportation charges paid by the Authorized Purchaser; or (ii) correct or replace such items.

(c) Terms of Sale. Except as provided in Section 3.7(b) below for Service Units: (i) Goods delivered via Hubs pursuant to Section 2.3 above will be delivered [*****] (designated Hub as set forth in the applicable SOW, or if not designated, in the applicable Purchase Order), provided that Supplier retains title and risk of loss until the Goods are withdrawn from the Hub [*****]; and (ii) all other Goods will be delivered by Supplier [*****] (delivery location designated in the applicable SOW, or if not so designated, in the applicable Purchase Order) with title and risk of loss transferring [*****].

2.6. Costs. Except for amounts due pursuant to a Purchase Order or SOW, Authorized Purchasers [*****].

3.	Support Services and Service Units

3.1. Service Unit Inventory. Supplier will, [*****], provide an inventory of Service Units to Apple in accordance with the Service Unit inventory requirements set forth in document(s), if any, referenced in the Apple Requirements Document or applicable SOW. In absence of such requirements and upon Apple’s request, Supplier will (i) deliver an Initial Service Unit Inventory to entities designated by Apple [*****] before Apple first ships the applicable Apple Product.

[*****]

Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[*****]

3.2. Replacements During Warranty Period. Supplier will, [*****], in accordance with the warranty service requirements set forth in the document(s), if any, referenced in the Apple Requirements Document or the applicable SOW, [*****]: (i) accept the return of any Goods identified by an Authorized Purchaser as Defective Goods during the Warranty Period; and (ii) ship Service Units to be used as replacements for such Goods on the same day the Authorized Purchaser returns the Defective Goods; or (iii) if the Authorized Purchaser requests, credit the Authorized Purchaser the original purchase price of the Goods.

3.3. Replacements; Warranty on Replacements. [*****] in accordance with this Section 3 that meet all applicable Specifications as Service Units, provided that any unit of Goods returned by an Authorized Purchaser to Supplier [*****] will be scrapped and replaced immediately [*****]. Service Units provided by Supplier pursuant to this Section 3 will be subject to the warranties in Section 12 below.

3.4. Replacements After Warranty. Supplier will accept and fulfill Purchase Orders for Service Units for [*****] of a unit of Goods by an Authorized Purchaser. To ensure that it is able to do so, Supplier agrees to maintain an adequate stock of Service Units or the Equipment and materials needed to produce Service Units throughout this [*****]. The terms and conditions of this Agreement will govern all purchases of Service Units. Under no circumstances will the price of a [*****] (including the cost of single or multi-pack packaging and handling fees) exceed the price of [*****]. In no event will there will be [*****].

3.5. Repairs After Warranty Period. If Apple requests, Supplier will repair Goods (if possible) not covered by warranty on [*****].

3.6. Shortages. Apple reserves the right to direct Supplier to [*****] for [*****] for the replacement or repair of Defective Goods. If Apple is unable to obtain enough Service Units to replace or repair Defective Goods due to [*****] this Agreement, Apple may use a unit of Goods from [*****]. If diverting units of [*****] will make fulfillment of any Purchase Orders for Goods in accordance with this Agreement impossible, Apple and Supplier will agree on a later [*****] for such Goods.

3.7. Terms of Sale.

(a) Defective Goods. Authorized Purchasers will return all Goods in accordance with this Section 3 [*****] (place to be named by the Authorized Purchaser) and title will transfer to Supplier when placed in the carrier’s possession at the named place; provided, however, that whenever [*****] returns Goods in accordance with this Section 3 from the [*****], Goods will be returned [*****] and title will transfer to Supplier at the named place at the frontier, but before the customs border of the destination country.

(b) Service Units. Supplier will deliver all Service Units delivered [*****] (place to be named by the Authorized Purchaser) and title will transfer upon actual receipt of the Service Units at the named place of destination; provided, however, that whenever Service Units are delivered [*****], Goods will be delivered [*****] and title will transfer at the named place at the frontier, but before the customs border of the country of destination.

3.8. Costs. Except for amounts due pursuant to a Purchase Order or SOW, Authorized Purchasers will not be responsible for [*****] in connection with Supplier’s [*****].

[*****]

Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[*****]

4.	Modifications

4.1. By Supplier. Supplier will not modify any [*****] via the Project Management System if required by Apple.

4.2. By Apple. Apple may [*****], including modification via the Project Management System. Supplier will acknowledge the modification, including acknowledgment via the Project Management System in accordance with applicable procedures [*****]. The terms and conditions of this Agreement will be amended by such modification upon Supplier’s acknowledgement thereof or, if [*****] such modification, if Supplier has not given Apple notice of its acknowledgement. In the event the modification results in an [*****] of Supplier’s obligations under this Agreement, Apple will not be [*****] unless Supplier’s reports [*****] to Apple within [*****] and obtains Apple’s prior written consent to proceed with [*****].

5.	Quality and Safety Requirements

5.1. Requirements and Qualifications. Supplier will comply with the quality, safety and regulatory requirements as set forth in the document(s), if any, referenced in the Apple Requirements Document and as set forth in the applicable SOW, or in the absence of such requirements, with good commercial practice and applicable law.

5.2. Testing Requirements. Supplier will test the Development Deliverables and the Goods in accordance with the testing requirements set forth in the document(s), if any, referenced in the Apple Requirements Document and as set forth in the applicable SOW, or in the absence of such testing requirements, in a manner sufficient to confirm conformance with all applicable Specifications. Upon Apple’s request, Supplier will provide and ship Development Deliverables and Goods to Apple [*****].

5.3. Environmental Compliance. Supplier will, with respect to the provision of Development Deliverables and Goods, and all related processes and materials used in connection therewith, including packaging, comply with: (i) all applicable laws and regulations governing the use, declaration, preparation and marketing of hazardous substances and energy consumption efficiency; and (ii) any requirements with respect to the same set forth in the document(s), if any, referenced in the Apple Requirements Document and in the applicable SOW.

5.4. Failures and Safety Risks.

(a) Generally. Supplier must notify Apple immediately if it has reason to believe that the Goods provided under this Agreement may (i) produce an Excessive Failure; (ii) produce an Environmental Compliance Failure; or (iii) present a Safety Risk.

(b) Remedies. If there is an Excessive Failure, an Environmental Compliance Failure, or the Goods present a Safety Risk, Supplier will: (i) [*****] to respond to such Excessive Failure, Environmental Compliance Failure, or Safety Risk, [*****], using overnight or priority freight service if Apple, [*****], deems it appropriate to do so to meet its customers’ needs; (ii) if Apple requests, promptly [*****] (and [*****] the Apple-designated entity for) affected Goods; and (iii) if Apple elects [*****], promptly provide [*****]. For Multiple-Cause Excessive Failures, these remedies will apply only to Goods in Manufacturing Lots with Excessive Failures. For Single-Cause Excessive Failures, these remedies will apply to all Goods with the same or substantially the same defect.

[*****]

Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[*****]

(c) Exceptions. Supplier will not be liable under this Section 5.4 for an Excessive Failure or a Safety Risk to the extent (i) the Excessive Failure or Safety Risk is [*****] have been implemented by Supplier in a way that would have avoided the Excessive Failure or the Safety Risk; or (ii) [*****], misuse, negligence, accident or faulty repair [*****]. Apple’s [*****] materials or vendors will not relieve Supplier of the remedies set forth in this Section 5.4, nor will [*****].

(d) Tracking. Supplier must track the date Goods are produced and make such information available to Apple upon Apple’s request during the term of this Agreement and [*****] after the Goods are delivered.

5.5. Costs. Except for amounts due pursuant to a Purchase Order or SOW, [*****] will not be responsible for [*****] in connection with Supplier’s [*****].

6.	Resource Requirements

6.1. Human Resources

(a) Management. Supplier is solely responsible for managing Supplier Personnel, including hiring, firing, where and when Supplier Personnel perform their work, work assignments, practices, policies and procedures, and compliance with all applicable laws and regulations.

(b) Apple Premises. Upon Apple’s request, Supplier will provide Supplier Personnel to provide services at Apple’s facilities [*****]. Such Supplier personnel may be required to sign a written agreement with Apple acknowledging and agreeing to comply with Apple’s security and confidentiality requirements. Apple reserves the right to prohibit specific Supplier Personnel from entering Apple’s premises [*****].

(c) Written Agreements. Supplier represents that Supplier has written agreements in place with each Supplier Personnel sufficient to enable Supplier to comply with all provisions of this Agreement.

(d) Costs. Except for amounts due pursuant to a Purchase Order or SOW, [*****] will not be responsible for any costs associated with Supplier Personnel.

6.2. Apple Equipment

(a) Procurement. Supplier will, [*****], secure all Equipment necessary to provide the Development Deliverables and the Goods, including the Equipment specified in the applicable SOW and the document(s), if any, referenced in the Apple Requirements Document. Supplier will purchase, lease or borrow the Equipment in a timely manner to ensure that the Equipment is delivered in time to meet the requirements of the Project Schedule, the then current Forecast, or any Purchase Order, as applicable.

(b) Apple Equipment

[*****]

Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[*****]

(i) Supplier, will at Apple’s request obtain certain items of Equipment [*****] or purchase or lease Equipment [*****].

(ii) As applicable, Supplier will place purchase orders for or lease [*****] with respect to the quantity, specifications and price of each item of Apple Equipment. Upon request, Supplier will provide Apple [*****] for each item.

(c) Supplier will hold the Apple Equipment as a bailee only and will not permit any lien or other encumbrance to be placed against it when in Supplier’s care, custody and control. Apple owns all Apple Equipment obtained from Apple. With respect to [*****], Supplier agrees that title to such Apple Equipment will transfer to Apple upon [*****]. Supplier will execute any documents necessary to document or [*****]. With respect to Apple Equipment [*****], Supplier will [*****] rights and obligations under the lease [*****] upon Apple’s request.

(d) Supplier will apply Apple asset tags provided by Apple to all [*****] accordance with the requirements set forth in the documents, if any, referenced in the Apple Requirements Document. Under no circumstances will Supplier move Apple Equipment from the location designated by Apple, [*****], or deny Apple, its agents or contractors [*****].

(e) Immediately upon Apple’s request or termination of this Agreement, Supplier will deliver the Apple Equipment to Apple [*****], provided Apple has paid for any Apple Equipment [*****]. Supplier agrees to return the Apple Equipment [*****] the same condition as it was provided to Supplier, except for normal wear and tear. Supplier will be responsible for physical loss of or damage to the Apple Equipment while in the possession or control of Supplier.

(f) Supplier agrees to use Apple Equipment solely for Apple’s benefit. Supplier will not use Apple Equipment for any other purpose or permit a third party to use the Apple Equipment except as set forth in this Agreement.

(g) The Apple Equipment provided by Apple is provided to Supplier “as is” and Apple disclaims all warranties, express or implied, including the implied warranties of merchantability and fitness for a particular purpose.

(h) Supplier is solely responsible for installing, testing, and maintaining [*****] in good working condition in compliance with applicable manufacturing specifications, for purchasing and maintaining spare parts to repair such Apple Equipment with a minimum of downtime, and for any risk of loss in connection with the Apple Equipment.

(i) Apple reserves the right to inspect any Apple Equipment in Supplier’s control at any time, provided it gives Supplier at least [*****] advance notice.

(j) Except for amounts due pursuant to a Purchase Order or SOW, [*****] will not be responsible for [*****] associated with the Apple Equipment.

6.3. Materials

[*****]

Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[*****]

(a) Procurement. Supplier will secure all materials in accordance with applicable Specifications to provide the Development Deliverables and Goods necessary to meet the requirements of the Project Schedule, the then current Forecast and Purchase Orders.

(b) [*****]. Upon Apple’s request, Supplier will purchase materials [*****] and will comply with the requirements for [*****] set forth in the applicable SOW and document(s), if any, referenced in the Apple Requirements Document, or in the absence of such requirements, will provide Apple (i) [*****] reports by part number [*****] immediately following [*****] period; (ii) [*****] Purchase Orders for [*****] period; and (iii) [*****] receipt logs of any such materials.

(c) Bill of Materials. Before placing orders for or purchasing any materials for use in Goods that are comprised of multiple components, Supplier will provide [*****] for such Goods, as applicable, listing the supplier(s), part number(s), lead time(s), and cost(s) of each material therein, as applicable.

(d) [*****]. Apple has agreements with certain suppliers under which [*****] components that Supplier purchases from those suppliers. If the price paid by Supplier to those suppliers for such components is higher than [*****], [*****].

(e) Costs. Except for amounts due pursuant to a Letter of Authorization, the applicable SOW or Purchase Order, [*****] will not be responsible for any costs associated with the materials, including any financing charges.

6.4. [*****]. Apple acknowledges that Supplier is [*****]. Supplier shall specify in the applicable SOW [*****] Supplier’s behalf for such Development Deliverables or Goods and Supplier shall have confidentiality agreements with [*****] pursuant to the terms of Section 11.2. Except as permitted and acknowledged in the preceding sentence, [*****].

7.	Documentation, Reports and Reviews

7.1. Documentation. Supplier will, at Supplier’s expense, provide Documentation in English for the Development Deliverables and the Goods upon request by Apple, including the Documentation identified in the applicable SOW and the document(s), if any, referenced in the Apple Requirements Document, in the format and frequency set forth therein.

7.2. Reports. Supplier will, at Supplier’s expense, provide Apple (i) reports requested by Apple, including reports regarding the Development Deliverables, Goods, Purchase Orders, Hubs, and Defective Goods; and (ii) the reports described in the document(s), if any, referenced in the Apple Requirements Document, in the format and frequency set forth therein.

7.3. Audits. During the term of this Agreement [*****], Apple or an independent certified public accountant [*****] may, at any time, audit Supplier’s records (including electronic records) to verify that Supplier has complied with its obligations under this Agreement, provided Supplier may redact and/or remove its supplier- and customer-identifying information prior to providing Apple or the auditor with such information, and is only obligated to disclose the information reasonably required to determine Suppliers compliance with this Agreement. Supplier will provide Apple or the auditor any information and documentation Apple or the auditor may reasonably request in connection with such audit. Supplier will provide such information and documentation in the format requested. Supplier agrees to maintain all records, contracts and accounts related to the Development Deliverables, Goods and related services

[*****]

Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[*****]

during the term of this Agreement [*****]. Supplier will ensure that Supplier Personnel who are knowledgeable of the relevant records and business practices are available to facilitate any such audit, and that any information or materials requested in preparation for or during such audit are provided to Apple or the auditor without delay. Supplier will reimburse Apple [*****] after the audit is completed for [*****]. Supplier will be responsible for the cost of the audit if the audit reveals [*****] during the period of time subject to the audit.

7.4. Inspections. During the term of this Agreement, Apple or a third party [*****] Supplier may, at any time, inspect Supplier’s facilities and interview Supplier Personnel to ensure compliance with the terms and conditions of this Agreement, including inspection of work in progress or completed Development Deliverables and Goods, development and manufacturing processes, working conditions, and on-site living conditions, as applicable. Supplier will ensure that Supplier Personnel who are knowledgeable of the relevant facilities attend such inspections.

7.5. Disclaimer. Any reports provided or audits or inspections performed in accordance with this Section 7 will not relieve Supplier of any of its obligations under this Agreement.

7.6. Costs. Except for amounts due pursuant to a Purchase Order or SOW, [*****] will not be responsible for [*****] in connection with Supplier’s [*****].

8.	Purchase and Payment Terms

8.1. Purchase Orders.

(a) Orders. An Authorized Purchaser will have no obligation to purchase or pay for any Development Deliverables, Goods, or related services except pursuant to a Purchase Order issued by that Authorized Purchaser and accepted in accordance with the terms of this Agreement.

(b) Acceptance. Supplier’s acknowledgment of an order, delivery of Development Deliverables and/or Goods or performance of services will constitute acceptance of a Purchase Order.

(c) Terms. All Purchase Orders placed during the term of this Agreement will be subject to and governed by the terms and conditions of this Agreement, regardless of whether they reference this Agreement or whether the parties have executed an SOW specific to the Development Deliverables or Goods ordered, unless there is another signed, written agreement in place between the parties with respect to the Development Deliverables, Goods, or related services being purchased. Any different or additional terms or conditions in any proposal, acknowledgment form or any other document will be of no force or effect and will not become part of the agreement between the parties.

8.2. Invoices

(a) Terms. Supplier will invoice Authorized Purchasers for any amounts owed by Authorized Purchasers. Except as provided elsewhere in this Agreement, payment terms of any invoices issued under this Agreement will be [*****] days from the date of invoice. With respect to Goods, Supplier will not issue an invoice before title to Goods transfers to the Authorized Purchaser. With respect to Development Deliverables and services, Supplier will not issue an invoice until payment is due in accordance with the Purchase Order or the applicable SOW.

[*****]

Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[*****]

(b) Disputed Invoices. Supplier must provide supporting documentation to the Authorized Purchaser for any disputed invoice within [*****] Business Days after receiving any such notice. If a correction is warranted, the [*****] will pay the corrected amount within [*****] days after receipt of the corrected invoice, or if the correction is reflected on the next regular invoice, within [*****] days after the date of that invoice. While the parties work to resolve good-faith disputes under this section, neither party will be deemed to be in breach of this Agreement.

(c) Written Claims. Supplier must submit invoices to Authorized Purchasers for cancellation charges, within [*****] Business Days after the charges arise, together with such reasonable evidence as the Authorized Purchaser may request supporting such claim. Failure to submit a claim within the foregoing specified period will constitute a waiver of the claim and a release of the Authorized Purchaser from all liability arising out of the cancellation.

(d) Method of Payment. Any payments due under this Agreement will be made by wire transfer to a bank account, designated by the receiving party by Notice, and in accordance with the requirements set forth in the document(s), if any, referenced in the Apple Requirements Document.

(e) Currency. All amounts payable will be specified and paid in United States Dollars.

8.3. Right to [*****]. [*****] may, from time to time, [*****] (regardless when payment is due) and [*****]. Notwithstanding the foregoing, no [*****] shall be made by Apple in connection with [*****] under this Agreement. Apple must give Supplier notice at least [*****] Business Days before any such [*****]. Supplier agrees that notice given will be effective even if a receiver, custodian, trustee, examiner, liquidator or similar official has been appointed for Supplier or any substantial portion of its assets. As used in this Section 8.3: (i) the terms “Apple” and “Supplier” include, in addition to the definition of these terms above, any individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other business entity that controls, is controlled by, or is under common control with such party; and (ii) “control” means that the entity possesses, directly or indirectly, the power to direct or cause the direction of the management policies of the other entity, whether through ownership of voting securities, an interest in registered capital, by contract, or otherwise. The rights described in this Section 8.3 are in addition to any other rights and remedies available under this Agreement or applicable law, including the [*****].

8.4. Other Financial Requirements. Supplier will comply with the financial requirements set forth in the document(s), if any, referenced in the Apple Requirements Document.

9.	Logistics

9.1. Labeling. Supplier will label the Goods in accordance with applicable Specifications. Upon Apple’s request, Supplier will not use any trade name, trademark, logo, design, or numbers or characters on the Goods that may be used to identify Supplier as the manufacturer of the Goods. If Apple requires use of Apple Trademarks on the Goods, Supplier must reproduce such Apple Trademarks on each unit of Goods in accordance with the most current version of the Apple trademark guidelines, available upon request. Upon termination of this Agreement, Supplier must destroy or deliver to Apple all finished or unfinished Goods in its possession or control bearing any Apple Trademark, or must remove the Apple Trademark from such Goods in accordance with Apple’s instructions. Apple will provide Supplier with any Apple Trademark artwork as necessary. Upon request, Supplier shall provide Apple with samples of the labeled Goods to verify compliance with this Section 9.1.

[*****]

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[*****]

9.2. Packaging. All orders will be packaged and delivered in accordance with the applicable packaging requirements set forth in the applicable Purchase Order or SOW and in the document(s), if any, referenced in the Apple Requirements Document, or, in the absence of such requirements, the best method possible in accordance with good commercial practice and applicable regulations and laws.

9.3. Carriers. Supplier will use the freight carriers identified in the document(s), if any, referenced in the Apple Requirements Document, and in accordance with the requirements set forth therein, or in the absence of such documents, the providers selected by Supplier and approved by Apple via the Project Management System.

9.4. Importer of Record. When an Authorized Purchaser is the “Importer of Record” as specified in the applicable Purchase Order or SOW, Supplier will, at no charge, promptly forward to the Authorized Purchaser any documents the Authorized Purchaser may reasonably require to allow the Authorized Purchaser to clear the Development Deliverables or Goods through customs and/or obtain possession of the Development Deliverables or Goods at the port of entry.

9.5. Costs. Except for amounts due pursuant to a Purchase Order or SOW, [*****] will not be responsible for [*****] in connection with Supplier’s [*****].

10.	Intellectual Property Rights

10.1. Intellectual Property Generally. As between the parties, the Intellectual Property in the Development Deliverables and Goods are comprised entirely of Apple Technology and/or Supplier Technology as set forth in this Agreement.

10.2.	Apple Intellectual Property

(a) Apple Technology.

(i) Apple Technology. Apple and its licensors retain all right, title, and interest in Apple Technology.

(ii) License. Subject to Sections 10.2(b) and 10.2(c) below:

(A) Apple hereby grants to Supplier a non-exclusive, royalty-free, worldwide license to use, copy, modify, make derivative works of, manufacture, import, and distribute the Apple Technology to the extent necessary for Supplier to perform its obligations under this Agreement. Supplier agrees that it will not engage in, nor will it authorize others to engage in, the reverse engineering, disassembly or the decompilation of any Apple Technology except as required to perform its obligations under this Agreement.

(B) Supplier will not, at any time, have the right or license to, and agrees that it will not, without Apple’s prior written consent, manufacture, sell or otherwise distribute a device that was developed or manufactured using any Apple Technology, either for its own account or for any third party, or assist any third party in so doing except as required to perform its obligations under this Agreement. Supplier agrees that it will not engage in, nor will it authorize others to engage in, the reverse engineering, disassembly or the recompilation of any Apple Technology except as required to perform its obligations under this Agreement.

[*****]

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[*****]

(iii) Supplier Feedback. If Supplier, at its discretion, provides Apple with any written ideas, suggestions, or recommendations for the modification, correction, improvement or enhancement of Apple Technology in a document signed by a Vice President of Supplier, including via email, and clearly labeled “Audience Feedback” (collectively referred to as “Supplier Licensed Feedback”), then upon delivery of such Supplier Licensed Feedback and Apple’s written acknowledgement of its intent to use such Supplier Licensed Feedback, Supplier grants Apple a non-exclusive, irrevocable, worldwide, royalty-free license under Supplier’s Intellectual Property Rights in the Supplier Licensed Feedback, but only to the minimum extent necessary for Apple to enjoy such licenses, to use and disclose such Supplier Licensed Feedback in any manner Apple chooses, and to display, perform, copy, have copied, make, have made, use, sell, offer to sell, import, distribute, and otherwise dispose of Apple’s products embodying such Supplier Licensed Feedback in any manner, but without reference to Supplier being the source of such Supplier Licensed Feedback.

(b) Apple Software. In the event Apple provides Supplier any Apple Software, the following additional terms and conditions will apply to the use of the Apple Software:

(i) Supplier may make copies of the Apple Software only if reasonably necessary for performing Supplier’s obligations under this Agreement, including testing or installing the Apple Software. The license granted hereunder is not a license to incorporate the Apple Software into any product, board, module, integrated circuit, core or other assembly or device other than Development Deliverables and Goods, as applicable, or a license, expressly or by implication, estoppels, exhaustion or otherwise, under any Apple patents.

(ii) Supplier must retain and reproduce in all copies of the Apple Software the Apple copyright and other proprietary notices and disclaimers as they appear in the Apple Software, and keep intact all notices in the Apple Software that refer to the license granted hereunder.

(iii) Supplier agrees to make any bug fixes or work-arounds for any errors in the Apple Software (collectively, “Error Corrections”) available to Apple upon Apple’s request. Supplier hereby grants to Apple and its subsidiaries a non-exclusive, worldwide, royalty-free, perpetual and irrevocable license, under any intellectual property rights owned or controlled by Supplier, to use, reproduce, display, perform, modify or have modified (for Apple and/or any of its subsidiaries), sublicense and distribute such Error Corrections, in any form, through multiple tiers of distribution.

(iv) Upon Apple’s request, Supplier agrees to provide Apple with test results obtained through use of the Apple Software.

(V) THE APPLE SOFTWARE IS PROVIDED “AS IS” AND WITHOUT WARRANTY, UPGRADES OR SUPPORT OF ANY KIND AND APPLE EXPRESSLY DISCLAIMS ALL WARRANTIES AND/OR CONDITIONS, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES AND/OR CONDITIONS OF MERCHANTABILITY, OF SATISFACTORY QUALITY, OF FITNESS FOR A PARTICULAR PURPOSE, OF ACCURACY, OF QUIET ENJOYMENT, AND NONINFRINGEMENT OF THIRD PARTY RIGHTS. APPLE DOES NOT WARRANT THAT THE FUNCTIONS CONTAINED IN THE APPLE SOFTWARE WILL MEET SUPPLIER’S REQUIREMENTS, THAT THE OPERATION OF THE APPLE SOFTWARE WILL BE UNINTERRUPTED OR ERROR-FREE, OR THAT DEFECTS IN THE APPLE SOFTWARE WILL BE CORRECTED. NO ORAL OR WRITTEN INFORMATION OR ADVICE GIVEN BY APPLE SHALL CREATE A WARRANTY.

[*****]

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[*****]

(c) Apple Trademarks. Supplier will not use any Apple Trademarks for any purpose except to comply with its obligations under this Agreement or with Apple’s prior written consent. The goodwill derived from Supplier’s use of any Apple Trademarks inures exclusively to the benefit of and belongs to Apple. Supplier acknowledges Apple’s ownership of the Apple Trademarks and agrees not do anything inconsistent with Apple’s ownership of the Apple Trademarks, such as filing any trademark application for an identical or similar mark anywhere in the world. Any such trademark registrations that Supplier seeks to obtain will be deemed to be obtained for the benefit of Apple. APPLE LICENSES THE APPLE TRADEMARKS ON AN “AS-IS” BASIS AND EXPRESSLY DISCLAIMS ALL WARRANTIES EXPRESS OR IMPLIED, INCLUDING THE WARRANTY OF NON-INFRINGEMENT.

10.3. [*****] Intellectual Property

(a) [*****] Technology. [*****] and its licensors retain all right, title, and interest in [*****] Technology.

(b) License.

(i) If [*****] incorporates or uses any [*****] Technology in providing the Development Deliverables or the Goods hereunder, [*****] grants to [*****] a non-exclusive, irrevocable, royalty-free, perpetual, worldwide license under [*****] Intellectual Property Rights in such [*****] Technology to use, sell, offer to sell, import, reproduce, display, perform, distribute, modify, compile, execute, make derivative works of, the [*****], [*****], and any modified versions or derivatives of any of the foregoing, solely as may be necessary to use and incorporate such [*****] in [*****] pursuant to this Agreement.

(ii) Except as expressly authorized under this Agreement , [*****] shall not permit any third party to, (i) modify, disassemble, decompile, reverse engineer, rent, lease, loan, transfer, or make copies of the [*****] Technology, except to the extent that such activities may not be prohibited under applicable law; (ii) use the [*****] Technology for any third party or for any product other than [*****] Products; (iii) provide commercial hosting services with the [*****] Technology; (iv) use the [*****] Technology beyond the quantity and type specified in this Section 10.3(b) or the Purchase Order; or (v) sublicense the [*****] Technology to any third party without prior written permission from [*****]. Notwithstanding the foregoing, [*****] and [*****] [*****] may utilize a [*****], to copy and install [*****] Technology in an [*****] Product on behalf of [*****]. Notwithstanding the foregoing limitations, [*****] and its [*****] shall have the right to [*****], diagnose any [*****] or develop and perform tests and remedies [*****] in the [*****] or [*****] incorporated in [*****] Products,

(iii) Except as expressly set forth in this Section, this Agreement does not grant or convey to [*****] or any third party any right or license under any patent, copyright, trade secret, trademark or other intellectual property right of Supplier or its licensors, whether by implication, estoppel or otherwise. ALL RIGHTS NOT EXPRESSLY GRANTED HEREIN ARE RESERVED TO [*****] OR ITS LICENSORS.

[*****]

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[*****]

(c) Apple Feedback.

(i) If Apple, at its discretion, provides Supplier with any written ideas, suggestions, or recommendations for the modification, correction, improvement or enhancement of Supplier Technology in a document signed by a Vice President at Apple, including via email, and clearly labeled “Apple Feedback” (collectively referred to as “Apple Licensed Feedback”), then upon delivery of such Apple Licensed Feedback and Supplier’s written acknowledgement of its intent to use such Apple Licensed Feedback, in addition to the rights granted under Section 10.2 above, Apple grants Supplier a non-exclusive, irrevocable, worldwide, royalty-free license, including the right to sublicense, under Apple’s Intellectual Property Rights in the Apple Licensed Feedback, but only to the minimum extent necessary for Supplier to enjoy such licenses, to use and disclose such Apple Licensed Feedback in any manner Supplier chooses, and to display, perform, copy, have copied, make, have made, use, sell, offer to sell, import, distribute, and otherwise dispose of Supplier’s products embodying such Apple Licensed Feedback in any manner, but without reference to Apple being the source of such Apple Licensed Feedback.

(ii) Following a [*****], the license granted with respect to Apple Licensed Feedback in this Section 10.3(c), with respect to the Goods specified in the applicable SOW, terminates as of the date Apple terminates such SOW for Supplier’s or its successor in interest’s willful and intentional cessation of supply or support of such Goods resulting in a material breach of this Agreement.

(d) Open Source Software. Supplier will not, without Apple’s express prior written consent, (i) incorporate, combine, or distribute with any Development Deliverables or the Goods, or any derivative thereof, any Public Software; or (ii) use Public Software in the development of Development Deliverables or the Goods, in such a way that would cause the Development Deliverables or the Goods, or any derivative thereof, to be subject to all or part of the license obligations or other intellectual property-related terms with respect to such Public Software, including the obligations that the Development Deliverables or the Goods, or any derivative thereof be disclosed or distributed as Source Code, be licensed for the purpose of making derivatives of such software, or be redistributed free of charge, contrary to the terms and conditions of this Agreement.

(e) Exclusivity. In consideration of [*****] the Goods, if any, and/or [*****], and except as required to perform its obligations under this Agreement, Supplier agrees not to develop, create, implement, manufacture, market, sell, or otherwise distribute any Restricted Technology, if any, or assist any third party to do the same, during the period from the effective date of the applicable SOW until the earlier of (i) [*****] the date Supplier first ships Goods in volume to an [*****] containing the Restricted Technology; or (ii) [*****] effective date of the applicable SOW (“Exclusivity Period”).

(f) Supplier Reference Code. Upon Apple’s request, Supplier will promptly provide the latest versions of all Supplier Reference Code.

10.4. Intellectual Property Review Meetings. At least once each calendar year during the term of this Agreement, representatives of Apple and Supplier shall meet (“IP Review Meeting”) to discuss the designation of any Apple Licensed Feedback, Supplier Licensed Feedback, and/or Restricted Technology.

[*****]

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[*****]

11.	Confidentiality

11.1. Definitions. For purposes of this Agreement, “Confidential Information” is defined as all information disclosed by one party (the “Discloser”) to the other (the “Recipient”) in connection with this Agreement, including the negotiation of this Agreement, its existence and the terms and conditions hereof, and information learned by Recipient from Discloser’s employees or agents, or through inspection of documents or other property in connection with this Agreement, whether disclosed by Discloser or accessed by Recipient from Discloser’s Information Systems. In addition, Confidential Information of Apple includes requests for information, proposals or quotations in connection with any future Development Deliverables or Goods, related documents, and the terms and conditions thereof, and the existence of any Development Deliverables or Goods, any information discerned from the inspection thereof, including their form, features and functionality. Notwithstanding anything to the contrary in the foregoing, “Confidential Information” of the Discloser does not include information that: (I) is now or subsequently becomes generally available to the public through no fault or breach on the part of Recipient; (ii) Recipient can demonstrate to have had rightfully in its possession prior to disclosure to Recipient by Discloser; (iii) is independently developed by Recipient without the use of any Confidential Information of Discloser; or (iv) Recipient rightfully obtains from a third party who has the right to transfer or disclose it to Recipient without limitation.

11.2. Non-Disclosure. During the period from the disclosure of any Confidential Information of Discloser until [*****], Recipient agrees: (i) to protect the Confidential Information of Discloser, using at least the same degree of care that it uses to protect its own confidential and proprietary information of similar importance, but no less than a reasonable degree of care; (ii) to use the Confidential Information of Discloser solely for the purpose of performing its obligations under this Agreement, and not to use the Confidential Information for any other purpose or for its own or any third party’s benefit without the express prior written consent of an authorized representative of Discloser in each instance; and (iii) not to disclose, publish, or disseminate Confidential Information of Discloser to anyone other than its Personnel who have a need to know the Confidential Information and who are bound by written agreement that prohibits unauthorized disclosure or use of the Confidential Information that is at least as protective of the Confidential Information as Recipient’s obligations hereunder. In addition, Recipient shall have the right to share the existence and nature of this Agreement with potential investors or acquirers for the sole purpose of performing due diligence in connection with potential investment or acquisition, provided such potential investors or acquirers are bound by written agreements that prohibit unauthorized disclosure or use of the Confidential Information that is at least as protective of the Confidential Information as Recipient’s obligations hereunder. Recipient may disclose Confidential Information of Discloser to the extent required by law, provided that Recipient shall make reasonable efforts to give Discloser notice of such requirement prior to any such disclosure and shall take reasonable steps to obtain protective treatment of the Confidential Information. Within three Business Days of receipt of Discloser’s written request, and at Discloser’s option, Recipient will either return to Discloser all tangible Confidential Information of Discloser, including but not limited to all electronic files, documentation, notes, plans, drawings, and copies thereof, or will provide Discloser with written certification that all such tangible Confidential Information has been destroyed. The parties also agree that if either party breaches any of its obligations under this Section 11, such breach will result in irreparable harm , and that either party may seek injunctive relief.

[*****]

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[*****]

12.	Warranties

12.1. General Warranties. Supplier represents and warrants that: (i) it has the right to enter into this Agreement and its performance of this Agreement will be free and clear of liens and encumbrances; (ii) entering into this Agreement will not cause Supplier to breach any other written agreements to which it is a party; (iii) the Development Deliverables or Goods including any portion thereof or any intended combination with other hardware or software, or the sale, offer for sale, use, or importation thereof, does not infringe any patent, copyright, trademark, trade secret, or other proprietary right of a third party; (iv) all Specifications and Documentation provided by Supplier in connection with this Agreement will be complete and accurate; and (v) the Development Deliverables and Goods will not be misbranded or falsely labeled, advertised, or invoiced.

12.2. Product Warranties. Supplier represents and warrants that all Goods will: (i) be new and comprised of new materials when delivered (not including Service Units); (ii) be safe for any use that is consistent with applicable Specifications or that is reasonably foreseeable; (iii) conform to all applicable Specifications; (iv) be free from any defects during the Warranty Period; (v) comply with the requirements of Section 10.2(c) above with regard to Public Software; and (vi) comply with all applicable requirements pursuant to Sections 5.1, 5.2, and 5.3 above.

13.	Indemnification

13.1. Indemnification. At Apple’s request, Supplier will defend any claims or allegations against Apple, Apple Affiliates or Apple Personnel that: (i) the Development Deliverables or Goods, or any portion thereof, [*****], infringe any third-party’s patent, copyright, trademark, trade secret, mask work right or other intellectual property right; or (ii) the Development Deliverables, Goods, or Apple Equipment (in Supplier’s possession) caused injury or damages; or (iii) arise or are alleged to have arisen as a result of negligent and/or intentional acts or omissions of Supplier or Supplier Personnel Supplier will indemnify and hold Apple, Apple Affiliates and Apple Personnel harmless from and against any [*****] to any such claims or allegations, provided that Apple: (a) notifies Supplier promptly in writing of any such claims or allegations; (b) permits Supplier to answer and defend the claim using counsel of Supplier’s choice; and (c) provides information and assistance reasonably necessary to enable Supplier to defend the claim (at [*****] expense). Apple will not settle any such claim or allegation [*****], provided that such [*****]. Supplier may not enter into any settlement that imposes [*****]. Supplier will not publicize or permit any [*****] to publicize any settlement of such claim or allegation [*****]. If Supplier does not agree that the claim or suit is fully covered by this indemnity provision, then the parties agree to negotiate in good faith an equitable arrangement regarding the control of defense of the claim or suit and any settlement thereof consistent with Supplier’s obligations hereunder.

13.2. Exceptions. Supplier will have no obligation to indemnify Apple, Apple Affiliates, or Apple Personnel against any claims pursuant to clause (i) in Section 13.1 above or to perform any actions pursuant to Section 13.3 below if and to the extent that: (a) the claim is directly attributable to the alteration or modification of the Development Deliverables or Goods after delivery by Supplier and such alteration or modification was not specified by Supplier or required for use of the Development Deliverables or Goods; or (b) the infringement is directly attributable to software or hardware designed by Apple [*****].

13.3. Duty to Correct. If a third party claims that the Development Deliverables or Goods infringe an intellectual property right, Supplier will, in addition to its obligations under Section 13.1 above, promptly

[*****]

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[*****]

notify Apple in writing and, [*****], exercise the first of the following remedies that is practicable: (i) [*****] such third party rights with respect to the Development Deliverables and Goods consistent with the rights granted to Apple by Supplier under this Agreement; (ii) modify the Development Deliverables and Goods so they are non-infringing and in compliance with this Agreement; (iii) replace the Development Deliverables and Goods with non-infringing versions that comply with the requirements of this Agreement; or (iv) [*****], accept the cancellation of infringing Development Deliverables and Goods and refund any amounts paid.

14.	Limitation of Liability

EXCEPT FOR [*****] OBLIGATIONS UNDER [*****] AND [*****] IN NO EVENT WILL EITHER PARTY BE ENTITLED TO INCIDENTAL, INDIRECT, CONSEQUENTIAL, OR PUNITIVE DAMAGES, INCLUDING WITHOUT LIMITATION, LOST PROFITS, LOST REVENUES OR BUSINESS INTERRUPTION BASED ON ANY BREACH OR DEFAULT OF THE OTHER PARTY. A PARTY’S LIABILITY [*****] WILL NOT EXCEED [*****] .

15.	Term and Termination

15.1. Term. This Agreement will commence on the Effective Date and continue until terminated.

15.2. Termination

(a) Termination of this Agreement. Any party may terminate this Agreement for Cause. Such termination will be effective upon 30-days advance Notice if the Cause remains uncured, or, in the event of an incurable Cause such as breach of confidentiality obligations, immediately upon written Notice. Upon any termination, unless otherwise provided in Apple’s written direction, Supplier will immediately: (i) cease work in connection with this Agreement; (ii) prepare and submit to Apple an itemization of all completed and partially completed Development Deliverables and Goods in connection with this Agreement; (iii) deliver upon request any work in process in connection with this Agreement; and (iv) deliver upon request any Apple Equipment. In the event Apple terminates this Agreement for Cause, [*****] will be obligated to pay any charges.

(b) Termination of an SOW. [*****] to an SOW may terminate the SOW [*****]. Such termination will be effective upon 30-days advance Notice. Such termination will be effective upon 30 days Notice if the Cause remains uncured, or, in the event of an incurable Cause, immediately upon Notice. Apple may terminate any SOW without Cause upon 30-days advance Notice. Upon any termination, unless otherwise provided in Apple’s written direction, Supplier will immediately: (i) cease work in connection with the applicable SOW; (ii) prepare and submit to Apple an itemization of all completed and partially completed Development Deliverables and Goods in connection with the applicable SOW; (iii) deliver upon request any work in process in connection with the applicable SOW; and (iv) deliver upon request any Apple Equipment associated with the applicable SOW. In the event Apple terminates any SOW with Cause, [*****] will be obligated to pay any charges and Apple will have the option to also [*****] in its entirety or to elect to have this Agreement [*****] after the termination of the applicable SOW.

15.3. Survival. Provisions in this Agreement, which by their nature, should remain in effect beyond termination of the Master Development and Supply Agreement will survive until fulfilled, including Sections 3.2 through 3.8, 5, 6.2 (c) through (g), 7.3, 8, 9, 10, 11, 12, 13, 14, 15, 16, and the general terms and conditions referenced in Section 16.2 below.

[*****]

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[*****]

16.	Miscellaneous

16.1. Related Documents; Precedence. The terms and conditions of any SOW, Purchase Order, and the terms and conditions of any schedules, exhibits, attachments and other documents referenced herein or therein are incorporated into the terms and conditions of this Agreement. In the event of any conflict in the documents which constitute this Agreement, the order of precedence will be (i) the quantity, price, payment and delivery terms of the applicable Purchase Order; (ii) any applicable Letters of Authorization; (iii) the applicable SOW; (iv) this Master Development and Supply Agreement; and (v) any other schedules, exhibits, attachments and other documents referenced and incorporated herein and therein. Notwithstanding the foregoing, Supplier agrees that [*****] any Purchase Order [*****] to Authorized Purchasers as such [*****] in this Agreement, and that in any case [*****] terms on any Purchase Order [*****] to Authorized Purchasers than those in this Agreement, then the terms of such Purchase Order will be deemed to be consistent with this Agreement regarding such terms. If there is a conflict between Section 11 above and any other agreement governing the use of Confidential Information disclosed by any party in connection with this Agreement, the terms and conditions of Section 11 will govern to the extent that such terms and conditions are more restrictive with respect to the use and disclosure of such Confidential Information.

16.2. General Terms. The general terms and conditions in Attachment 2, attached hereto, are incorporated herein by this reference.

[*****]

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[*****]

By signing below, each party agrees to be bound by the terms and conditions of this Agreement.

Apple Inc.		Audience Inc.

By	/s/ Tony J. Blevins	By	/s/ Peter Santos

Name	Tony J. Blevins	Name	Peter Santos

Title	Sr. Director, Operations	Title	President & CEO

Date	06/06/08	Date	6 August 2008

Apple [*****]

By	/s/ [*****]

Name	[*****]

Title	Director

Date	9 September 2008

[*****]

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[*****]

ATTACHMENT 1

Definitions

“Agreement” means this Master Development and Supply Agreement and all SOWs, Purchase Orders, schedules, exhibits, attachments, and other documents incorporated in or permitted by this Master Development and Supply Agreement.

“Apple” is defined in the preamble of the Agreement.

“Apple Affiliate” means [*****] those entities listed as Apple Affiliates in the document(s), if any, referenced in the Apple Requirements Document.

“Apple Equipment” is defined in Section 6.2(a) of the Agreement.

“Apple Modification” means a modification of Specifications requested by Apple and approved by Supplier in accordance with Section 4.2 of the Agreement.

“Apple Product” means a finished good manufactured by or for Apple that incorporates the Goods.

“Apple Requirements Document” means the document attached to the Agreement as Attachment 3, as amended from time-to-time.

“Apple Software” means the Apple software provided to Supplier for Supplier to use in connection with the performance of Supplier’s obligations under the Agreement pursuant to the terms and conditions of Section 10.2(b) of the Agreement.

“Apple Technology” means (i) Intellectual Property identified as “Apple Technology” in applicable SOWs; and (ii) Intellectual Property that Apple or its licensors can demonstrate with supporting documentation that Apple owned, created, or invented without the use of any Confidential Information of Supplier.

“Apple Trademarks” means any Apple trademarks, service marks, trade names, logos or other Apple commercial or product designations.

“Apple Unique Materials” means those materials, if any, identified in an SOW as “Apple Unique Materials”.

“Authorized Purchaser” means Apple or Apple Affiliate, as applicable.

“Authorized Vendor” means a supplier of materials that has been approved by Apple for the purpose of providing such materials as set forth in the applicable BOM or SOW or as set forth in the document(s), if any, referenced in the Apple Requirements Document.

“BOM” means the engineering bill of materials for the Development Deliverables or Goods created and approved by Apple via the Project Management System.

[*****]

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[*****]

“Business Day” means any day [*****].

“Cause” means a material breach of the Agreement by another party, or the event of a party becoming insolvent, making an assignment for the benefit of creditors, or filing or being the subject of a petition in bankruptcy.

“Change of Control” means the occurrence of any of the following events, whether in a single transaction or a series of transactions: (a) any consolidation or merger directly or indirectly involving either party in which the holders of such party’s outstanding shares immediately before such consolidation or merger do not, immediately after such consolidation or merger, retain either (i) stock representing a majority of the voting power of the surviving entity, or (ii) stock representing a majority of the voting power of an entity that wholly owns, directly or indirectly, the surviving entity; (b) the sale, transfer, or assignment of securities (of a party) representing a majority of the voting power of all of a party’s outstanding voting securities to an acquiring party or group; (c) the sale of all or substantially all of a party’s assets; or (d) any other transaction or event, or series of related transactions or events, as a result of which another person, entity, or group obtains control of the board of directors or executive management of a party.

“Company” is defined in the preamble of the Agreement.

“Confidential Information” is defined in Section 11.1 of the Agreement.

“[*****]” means [*****] as defined by the International Chamber of Commerce in its publication, Incoterms 2000; ICC Official Rules for the Interpretation of Trade Terms.

“[*****]” means [*****] as defined by the International Chamber of Commerce in its publication, Incoterms 2000; ICC Official Rules for the Interpretation of Trade Terms.

“Defective Goods” means Goods that (i) failed (or because of a known defect are expected to fail) to conform with or operate according to applicable Specifications or an End-User’s reasonable expectations; or (ii) are the subject of an Environmental Compliance Failure or a Safety Risk.

“Development Builds” means prototypes of the Goods that may be used to test the Goods while in development.

“Development Deliverables” means the tangible results of services performed by Supplier to be delivered to Authorized Purchasers in connection with the development of Goods for use in Apple products, including Development Builds, Supplier Reference Code, the items to be delivered that are identified in an SOW, and any other such items not identified in an SOW that are offered by Supplier to Authorized Purchasers to the extent that such items are not covered under the terms and conditions of a separate written agreement signed by the parties to the Agreement, not including Goods.

“Discloser” is defined in Section 11.1 of the Agreement.

“Documentation” means documents, in English and in hard copy and electronic format, containing instructions, specifications, schematics, drawings, reports, or other descriptions in connection with the Development Deliverables and/or Goods.

[*****]

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“Effective Date” is defined in the preamble of the Agreement.

“End User” means a purchaser who acquires an Apple Product (into which a unit of Goods has been incorporated) for [*****] rather than for distribution or resale.

“Environmental Compliance Failure” means the failure by Supplier to comply with the environmental requirements set forth in Section 5.3 of the Agreement.

“EOL Date” means the date that new Goods (not including Service Units) are last required.

“Equipment” means fixtures, tooling, test equipment and any other equipment used in connection with the development, manufacturing, testing, packaging, delivery or servicing of the Development Deliverables or Goods, including Apple Equipment.

“Error Corrections” is defined in Section 10.2(b)(iii) of the Agreement.

“Excessive Failure Threshold” means the excessive failure threshold in the SOW, or if no excessive failure threshold is specified in the SOW, [*****] for a Single-Cause Excessive Failure and [*****] for a Multiple-Cause Excessive Failure.

“Excessive Failure” means the Failure Rate exceeds the Excessive Failure Threshold.

“[*****]” has the meaning defined by the International Chamber of Commerce in its publication, Incoterms 2000; ICC Official Rules for the Interpretation of Trade Terms.

“Failure Rate” means the rate calculated using the following formula:

Failure rate = A/B x 100% where:

A = the number of units of Goods [*****] that failed (or because of a known defect, are reasonably expected to fail) to conform with or operate according to applicable Specifications or an End User’s reasonable expectations within [*****] after they were manufactured; and

B = the total number of units [*****].

“Flexibility Schedule” means a schedule that sets forth the [*****] in units forecasted or ordered, based on when notice of such increase is given.

“Forecast” means a minimum of [*****] written estimate of the Goods required per week for production of Apple Products.

“Goods” means products and related Service Units identified in an SOW, and any other products and related Service Units not identified in an SOW but offered by Supplier to Authorized Purchasers to the extent that such products and related Service Units are not covered under the terms and conditions of a separate written agreement signed by the parties to the Master Development and Supply Agreement.

[*****]

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“Hub” means an Apple-approved warehouse located at or near Apple-specified manufacturing or distribution facilities, or other Apple-specified location.

“Information Systems” means computer hardware and software systems, including the Project Management System.

“Initial Service Unit Inventory” means the number of Service Units calculated using the following formula:

Initial Service Unit Inventory = A x B, where:

A = the [*****] of the Goods.

B = the cumulative number of Goods [*****] for the [*****] of production.

“Intellectual Property” means all ideas, creations, inventions, works, processes, designs and methods that are patentable, copyrightable, remittable as a mask work, protectable as a trade secret, trademark, or otherwise protectable as an Intellectual Property Right.

“Intellectual Property Rights” means all current and future rights in copyrights, trade secrets, trademarks, mask works, patents, and other intellectual property rights, including, in each case whether unregistered, registered or comprising an application for registration, and all rights and forms of protection of a similar nature or having equivalent or similar effect to any of the foregoing that may exist anywhere in the world.

“Lead-Time” means the amount of time specified in the SOW that a Purchase Order for Development Deliverables or Goods must be placed in advance of the delivery date, or in the absence of specification in the SOW, the minimum amount of time in advance of the delivery date that a Purchase Order must be placed to meet the delivery date.

“Letter of Authorization” is an agreement signed by Apple and Supplier that sets forth the terms and conditions for the purchase of certain materials identified therein in advance of the issuance of any Purchase Orders for Goods.

“Manufacturing Lot” means those Goods manufactured during a continuous time-period not less than [*****].

“Multiple Causes” means any defect or defects (e.g. multiple, unrelated Single Causes).

“Multiple-Cause Excessive Failure” means an Excessive Failure due to Multiple Causes.

“Notice” means a written notification addressed to the authorized representative(s) of the a party, which notification will be deemed given: (i) when delivered personally; (ii) when sent by confirmed facsimile; (iii) one day after having been sent by commercial overnight carrier specifying next-day delivery with written verification of receipt; or (iv) three days after having been sent by first class or certified mail postage prepaid. A copy of any notice sent to Apple must also be sent simultaneously to Apple’s [*****] at Apple Inc., 1 Infinite Loop, Cupertino, CA 95014, United States, or by fax to [*****].

[*****]

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“Object Code” means the machine-readable compiled form of computer programming code.

“Personnel” means officers, directors, agents, consultants, contractors, and employees.

“Production Period” means the lifetime of an Apple Product incorporating the Goods, which shall commence upon the [*****] of the Goods by Apple and end [*****] the applicable Apple Product.

“Project Management System” means an Information System identified by Apple and accessible to Supplier that is used to, among other things, (i) obtain approval for changes to Specifications; and (ii) maintain electronic versions of Specifications and to provide notification of and to track modifications to such Specifications, used in accordance with the procedures set forth in the document(s), if any, referenced in the Apple Requirements Document, or in the absence of such procedures, as mutually agreed by Apple and Supplier.

“Project Schedule” means the most current version of schedule(s) provided by Apple that set(s) forth when the Development Deliverables must be delivered, and when production of the Goods is to begin.

“Public Software” means any software that contains, or is derived in whole or in part from any software distributed publicly as Source Code, commonly referred to as open source software, including software licensed under the GNU General Public License, or Lesser/Library GPL.

“Purchase Order” or “PO” means a written or electronically transmitted purchase order from an Authorized Purchaser to Supplier for Development Deliverables, Goods or related services that includes a description of the Development Deliverables, Goods or related services ordered, and a requested delivery or performance date and location, as applicable; provided, however, that the delivery or performance date and location may be provided separately in a subsequent ship order.

“Recipient” is defined in Section 11.1 of the Agreement.

“Repair Facilities” means the facilities provided by Supplier at which Supplier is able to perform its obligations under Section 3 of the Agreement.

“Restricted Technology” means the items designated as “Restricted Technology” in the applicable SOW subject to the terms of Section 10.3(e) of the Agreement.

“Safety Risk” means a risk of bodily injury or property damage.

“Service Units” means replacements, spare parts and service modules for Goods.

“Single Cause” means the same or substantially the same defect (e.g. related to the same component, material, design, manufacturing process, or test procedure).

“Single-Cause Excessive Failure” means an Excessive Failure due to a Single Cause.

“Source Code” means the human readable form of computer programming code and related system level documentation including all comments and any procedural code.

[*****]

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“SOW” means a written statement of work or plan of record, signed by Apple and Supplier, that references this Master Development and Supply Agreement and that describes the terms and conditions specific to Development Deliverable, Goods and/or related services.

“Specifications” means the most current version of all applicable specifications and requirements provided by Apple, including the Project Schedule, the specifications and requirements set forth in the documents referenced in the Agreement, including any documents referenced in any BOM, SOW, and any relevant specifications, drawings, samples or other descriptions provided by Supplier and approved by Apple in writing.

“Supplier” means Company and Supplier Affiliates.

“Supplier Affiliate” means any entity authorized by Apple to provide Development Deliverables and/or Goods under the Agreement.

“Supplier Code of Conduct” means the code of conduct listed in the Apple Requirements Document.

“Supplier Modification” means a modification of Specifications requested by Supplier and approved by Apple in accordance with Section 4.1 of the Agreement.

“Supplier Reference Code” means all software, including Supplier-developed software and third party software, in Source Code and Object Code that is necessary to use and debug the use of the Goods in Apple products, such as software development kits, drivers, and application programming interfaces.

“Supplier Technology” means (i) Intellectual Property identified as “Supplier Technology” in applicable SOWs; and (ii) Intellectual Property that Supplier or its licensors can demonstrate with supporting documentation that Supplier owned, created, or invented without the use of any Confidential Information of Apple.

“Warranty Period” means the time period specified in the applicable SOW, or in the absence of such specification, [*****] from the date of manufacture or re-manufacture of the Goods, whichever is later.

[*****]

Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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[*****]

ATTACHMENT 2

General Terms and Conditions

1. Press Releases and Publicity. Neither Apple nor Supplier will issue press releases or other publicity regarding the Agreement or its subject matter without the prior written approval of the other.

2. Compliance with Laws

2.1. Supplier agrees that it will fully comply with all applicable laws and regulations in performing its obligations under the Agreement, including all applicable employment, tax, export control and environmental laws and regulations. Without limiting this requirement Supplier agrees that it will not export, re-export, sell, resell or transfer any customer data or any export-controlled commodity, technical data or software (i) in violation of any law, regulation, order, policy or other limitation imposed by the United States (including the United States Export Administration regulations) or any other government authority with jurisdiction; or (ii) to any country for which an export license or other governmental approval is required at the time of export, without first obtaining all necessary licenses or equivalent.

2.2. To the extent that Goods will be transported into the United States, Supplier represents that either (a) it is C-TPAT-certified by U.S. Customs & Border Protection, and will maintain that certification throughout the term of the Agreement, or (b) it will comply with the C-TPAT (Customs-Trade Partnership Against Terrorism) security procedures that may be found on the Customs website at www.cbp.gov <http://www.cbp.gov> (or such other website that the C-TPAT security procedures may be moved to by the U.S. Government).

3. Supplier Code of Conduct. Apple is committed to ensuring that working conditions in Apple’s supply chain are safe, that workers are treated with respect and dignity, and that manufacturing processes are environmentally responsible. To this end, Apple has developed the Supplier Code of Conduct, which is available upon request. Supplier acknowledges the Supplier Code of Conduct and agrees to implement its requirements, as amended from time-to-time by Apple in accordance with the Agreement. Notwithstanding anything to the contrary in the Agreement, Supplier agrees to: (i) allow an Authorized Purchaser or a third party appointed by an Authorized Purchaser to audit and inspect Supplier’s records and facilities and to interview Supplier’s personnel [*****] to confirm compliance with the Supplier Code of Conduct; (ii) provide access to the relevant Supplier’s records, facilities and personnel without disruption and [*****] as part of the audit and inspection; (iii) allow an Authorized Purchaser or a third party appointed by an Authorized Purchaser to audit and inspect working hours and conditions, remuneration, on-site living conditions, and environmental practices; (iv) not request or encourage, directly or indirectly, any Supplier personnel to furnish false or incomplete information in connection with the audit and inspection; (v) not take retaliatory action against any Supplier personnel interviewed; and (vi) immediately implement corrective action to remedy any non-conformance with the Supplier Code of Conduct. The Authorized Purchaser reserves the right to disclose publicly the aggregated results of any such audit and inspection, including any non-conformance with the Supplier Code of Conduct. Supplier’s failure to remedy any material non-conformance with the Supplier Code of Conduct after a reasonably amount of time is deemed to be a material breach of the Agreement.

4. Small Business Contracting and Socio-Economic Requirements

4.1. Utilization of Small Business Concerns. As a federal contractor, Apple is subject to federal laws and regulations governing subcontracting with small businesses. As required by federal regulation and its

[*****]

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federal contract(s), Apple incorporates by reference FAR 52.219-8, “Utilization of Small Business Concerns” in this contract to the extent that this contract offers further subcontracting opportunities. Unless Supplier is a small business or further subcontracting is not practicable, Supplier must utilize small business concerns (as that term is defined in FAR 52.219-8) to the maximum extent practicable.

4.2. Socio-Economic Requirements. As a federal contractor, Apple also is subject to federal laws, executive orders, and regulations governing certain socio-economic requirements such as Equal Opportunity and Affirmative Action. As required by federal regulation and its federal contract(s), Apple incorporates by reference in this contract the following clauses: FAR 52.222-26, Equal Opportunity, FAR 52.222-35, Affirmative Action for Special Disabled and Vietnam Era Veterans, and FAR 52.222-36, Affirmative Action for Workers with Disabilities.

5. Insurance and Loss Prevention

5.1. Supplier will [*****] maintain the following minimum insurance in full force and effect throughout the term of the Agreement: (i) commercial general liability, including products/completed operations and personal injury coverage, with coverage of not less than [*****] combined single limit per occurrence and [*****] annual aggregate; (ii) umbrella liability, including products/completed operations, with limits of not less than [*****] each occurrence; (iii) automobile liability with limits of not less than [*****] each accident, bodily injury and property damage combined; (iv) workers’ compensation and employer’s liability in compliance with all statutory regulations in any state or country where any of the Development Deliverables or Goods are provided, manufactured or delivered; (v) electronics errors and omissions coverage that covers claims arising out of design specifications provided by Supplier; and (vi) property insurance, all-risk, subject to standard exclusions that covers Apple property while in Supplier’s care, custody or control.

5.2. All insurance coverage that Supplier is obligated to carry pursuant to this Section 5 will (i) (excepting workers’ compensation and employer’s liability) [*****]; and (ii) provide a [*****] notice period for cancellation or reduction in coverage or limits.

5.3. Supplier will deliver to Apple’s Procurement Department (1 Infinite Loop, M/S 35-PO, Cupertino, California 95014) one or more [*****] showing evidence of the [*****] required above. Supplier agrees to comply with the insurance and loss prevention requirements set forth in the document(s), if any, referenced in the Apple Requirements Document. Apple reserves the right to perform risk evaluations of Supplier’s facilities and Supplier agrees to work with Apple to upgrade any facility that does not comply with such requirements.

6. Independent Efforts and Similar Goods. Provided there is no infringement of the other party’s intellectual property rights or breach of Supplier’s obligation, if any, [*****] under the Agreement, nothing in the Agreement will impair either party’s right to develop, manufacture, purchase, use or market, directly or indirectly, alone or with others, products or services competitive with those offered by the other.

7. Relationship of Parties. Apple and Supplier are independent contractors. Nothing in the Agreement creates a joint venture, partnership, franchise, employment or agency relationship or fiduciary duty of any kind. Neither party will have the power, and will not hold itself out as having the power, to act for or in the name of or to bind the other party. Except as expressly provided, the Agreement is not for the benefit of any third parties.

[*****]

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8. Assignment. No party hereto or to any SOW may assign or delegate its rights or obligations under the Agreement without the other’s prior written consent; provided, however, that [*****] may assign all of its rights and obligations under the Agreement in connection with a Change of Control [*****]; and provided further that [*****] shall assign all of its rights and obligations under this Agreement upon a Change of Control [*****]. The Agreement shall be binding upon, and inure to the benefit of, the successors, representatives, and administrators of the parties.

9. Force Majeure. No party hereto or to any SOW will be liable for delay or failure to fulfill its obligations under the Agreement due to acts of God, including fire, flood, storm and earthquake, or hostilities, riots, or general strike affecting the industry or geographic region, beyond its reasonable control, provided it promptly notifies the other party and uses reasonable efforts to correct such failure or delay in its performance.

10. No Waiver. No delay or failure to act in the event of a breach of the Agreement will be deemed a waiver of that or any subsequent breach of any provision of the Agreement. Any remedies at law or equity not specifically disclaimed or modified by the Agreement remain available to both parties.

11. Governing Law. The Agreement and the rights and obligations of the parties will be governed by and construed and enforced in accordance with the laws of the State of [*****] as applied to agreements entered into and to be performed entirely [*****], without regard to conflicts of law principles. The parties expressly agree that the provisions of the United Nations Convention on Contracts for the International Sale of Goods will not apply to the Agreement or to their relationship.

12. Dispute Resolution, Jurisdiction and Venue. If there is a dispute between the parties, the parties agree that they will first attempt to resolve the dispute through one senior management member of each party named as a representative of the party to resolve the dispute. If they are unable to do so within 60 days after the complaining party’s written notice to the other party, the parties will then seek to resolve the dispute through [*****]. Each party must bear its own expenses in connection with the mediation and must share equally the fees and expenses of the mediator. If the parties are unable to resolve the dispute within 60 days after commencing [*****], either party may [*****] in the state or federal courts in Santa Clara County, California. The parties irrevocably submit to the exclusive jurisdiction of those courts and agree that final judgment in any action or proceeding brought in such courts will be conclusive and may be enforced in any other jurisdiction by suit on the judgment (a certified copy of which will be conclusive evidence of the judgment) or in any other manner provided by law. Process served personally or by registered or certified mail, return receipt requested, will constitute adequate service of process in any such action, suit or proceeding. Each party irrevocably waives to the fullest extent permitted by applicable law (i) any objection it may have to the laying of venue in any court referred to above; (ii) any claim that any such action or proceeding has been brought in an inconvenient forum; and (iii) any immunity that it or its assets may have from any suit, execution, attachment (whether provisional or final, in aid of execution, before judgment or otherwise) or other legal process. The terms of this Section apply whether or not the dispute arises out of or relates to the Agreement, unless the dispute is governed by a separate written agreement.

13. Equitable Relief. Notwithstanding anything to the contrary in Section 12 above, either party may seek equitable relief in order to protect its Confidential Information or Intellectual Property Rights at any time, provided it does so in the [*****]. The parties hereby waive any [*****] for obtaining equitable relief.

[*****]

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The confidentiality provisions of the Agreement will be enforceable under the provisions of the California Uniform Trade Secrets Act, California Civil Code Section 3426, as amended.

14. Construction. The section headings in the Agreement are for convenience only and are not to be considered in construing or interpreting the Agreement. References to sections, schedules, exhibits, and SOWs are references to sections of, and exhibits, schedules and SOWs to, the Agreement, and the word “herein” and words of similar meaning refer to the Agreement in its entirety and not to any particular section or provision. The word “party” means a party to the Agreement and the phrase “third party” means any person, partnership, corporation or other entity not a party to the Agreement. The words “will” and “shall” are used in a mandatory, not a permissive, sense, and the word “including” is intended to be exemplary, not exhaustive, and will be deemed followed by “without limitation. Any requirement to obtain a party’s consent is a requirement to obtain such consent in each instance.

15. Severability. If a court of competent jurisdiction finds any provision of the Agreement unlawful or unenforceable, that provision will be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of the Agreement will continue in full force and effect.

16. Counterparts. The Agreement may be executed in one or more counterparts, each of which will be deemed an original, but which collectively will constitute one and the same instrument.

17. Complete Agreement. The parties agree that the Agreement constitutes the complete and exclusive agreement between them superseding all contemporaneous and prior agreements (written and oral) and all other communications between them relating to its subject matter, excluding any confidentiality agreements. Except as expressly provided herein, the Agreement may not be amended or modified except by a written amendment specifically referencing the Agreement, signed by authorized signatories of both parties. The parties expressly acknowledge that they have received and are in possession of a copy of any referenced item not physically attached to the Agreement and any such item will be treated as if attached.

[*****]

Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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ATTACHMENT 3

Apple Requirements Document

[*****]

[*****]

[*****]

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Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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